Exhibit 10.6

Exclusive Call Option Contract

This Exclusive Call Option Contract (this “Contract”) is entered into in Hangzhou, the People’s Republic of China (the “PRC” or “China”) on April 10, 2018 by and among:

Party A:	Weidai Co., Ltd., a wholly foreign-owned limited liability company established and existing under the laws of the PRC, with its registered address at Room A-B102-1102, No. 198 of Qidi Road, Xiaoshan Economic-technical Development Zone, Xiaoshan District, Hangzhou, Zhejiang Province.

Party B	Yao Hong, a Chinese citizen, ID No. ***;

Suzhou Weixin Zhonghua Venture Investment Partnership (Limited Partnership), a limited partnership established and existing under the laws of the PRC, with its registered address at Room 244, F/2, No. 19 Building, Dongsha Lake Equity Investment Center, Suhong East Road, Suzhou Industrial Park;

Deqing Jinxiu Management Consulting Partnership (Limited Partnership), a limited partnership established and existing under the laws of the PRC, with its registered address at No.425 Zhiyuan South Road, Wukang Town, Deqing County;

Hangzhou Lihai Internet Venture Investment Partnership (Limited Partnership), a limited partnership established and existing under the laws of the PRC, with its registered address at Room 377, Cultural Center, No. 460 Wenyi West Road, Xihu District, Hangzhou;

Zhejiang Hakim Unique Finance Service Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at Room 1206, F/12, No.536 Shaoxing Road, Xiacheng District, Hangzhou;

Zhejiang Zheshang Lihai Venture Investment Partnership (Limited Partnership), a limited partnership established and existing under the laws of the PRC, with its registered address at Room 629, Hangzhou Yuquan Hotel, No.138 Yugu Road, Xihu District, Hangzhou;

Shenzhen Guosheng Qianhai Investment Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen;

Qingdao Oriental Capital Investment Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at Room 505, Building D, No. 122 Nanjing Road, Shinan District, Qingdao;

Beijing Dongyitianzheng Investment Co., Ltd. Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at No. A 18, Guangju Avenue, Changgou, Fangshan District, Beijing;

Hangzhou Shanan Investment Partnership (Limited Partnership), a limited partnership established and existing under the laws of the PRC, with its registered address at Room 106, Building No.15, Micro Enterprises Innovation Park, Yinfeng, Jiangjiazhen, Chunan County, Hangzhou, Zhejiang Province.

Party C:	Weidai (Hangzhou) Financial Information Service Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at Room 283, No. 22 Baiyun Road, Shangcheng District.

In this Contract, Party A, Party B and Party C may be hereinafter referred to individually as a “Party” and collectively as the “Parties.”

1.	The Persons of Party B are all the currently registered shareholders of Party C and hold 100% equity interest in Party C in the aggregate;

2.	Subject to the laws of the PRC, Party B intends to transfer to Party A and/or any other entity or individual designated by it, and Party A intends to accept such transfer of, all the equity interest in Party C held by Party B;

3.	Subject to the laws of the PRC, Party C intends to transfer to Party A and/or any other entity or individual designated by it, and Party A intends to accept such transfer of, the assets owned by Party C;

4.	In order to consummate the aforesaid equity or asset transfer, Party B and Party C agree to grant, on an exclusive basis, respectively to Party A irrevocable Equity Call Option (as defined below) and Asset Purchase Option (as defined below), Party C agrees that Party B grants the Equity Call Option to Party A in accordance with this Contract, and Party B agrees that Party C grants the Asset Purchase Option to Party A in accordance with this Contract.

NOW, THEREFORE, through mutual consultation, the Parties agree as follows:

1.	Equity Call Option and Asset Purchase Option

1.1	Grant of Options

Party B hereby irrevocably grants to Party A an irrevocable and exclusive option to purchase, or cause one or more designated Persons (each, a “Designee”) to purchase, all or any part of equity interest in Party C held by any Person of Party B now or hereafter from such Person at any time, one or more times, at the price set forth in Article 1.3 hereof according to the steps for exercise as determined by Party A in its sole discretion (the “Equity Call Option”). No third Person other than Party A and the Designees shall have the right to purchase equity interest in Party C held by Party B or other rights related to equity interest in Party C held by Party B. Party C hereby agrees that Party B grants the Equity Call Option to Party A in accordance with this Contract. “Person” referred to in this article and this Contract means individual, company, joint venture, partnership, enterprise, trust or unincorporated organization.

Party C hereby irrevocably grants to Party A an irrevocable and exclusive option to purchase, or cause the Designee(s) to purchase, all or any part of assets owned by Party C now or hereafter from Party C at any time, one or more times, at the price set forth in Article 1.3 hereof according to the steps for exercise as determined by Party A in its sole discretion (the “Asset Purchase Option”). No third Person other than Party A and the Designees shall have the right to purchase assets of Party C or other rights related to assets of Party C. Party B hereby agrees that Party C grants the Asset Purchase Option to Party A in accordance with this Contract.

Party A agrees to accept the aforesaid Equity Call Option and the Asset Purchase Option. For the avoidance of doubt, Party A may exercise any rights hereunder, including the Equity Call Option and/or the Asset Purchase Option, at any time after the execution and effectiveness of this Contract. To the fullest extent permitted by the laws of the PRC, Party A shall have the right to exercise the rights hereunder, including the Equity Call Option and/or the Asset Purchase Option, against Party B or its successor or successor entity and Party C and its successor entity in accordance with the terms of this Contract.

1.2	Steps for Exercise

1.2.1	Subject to the terms and conditions of this Contract, to the extent permitted by the laws of the PRC, Party A shall determine the timing, method and times of its exercise of the Equity Call Option and the Asset Purchase Option in its absolute and sole discretion and shall have the right to request at any time Party B to transfer all or any part of its equity interest in Party C, or Party C to transfer all or any part of its assets, to it or the Designee(s).

1.2.2	With respect to the Equity Call Option, Party A shall have the right to determine in its sole discretion the amount of equity interest to be transferred by each Person of Party B to Party A and/or the Designee(s) in each exercise, and Party B shall transfer such amount of the Purchased Equity (as defined below) as requested by Party A to Party A and/or the Designee(s). Party A and/or the Designee(s) shall pay the transfer price to the transferring Person of Party B for the Purchased Equity acquired in each exercise.

1.2.3	With respect to the Asset Purchase Option, Party A shall have the right to determine the specific assets of Party C to be transferred by Party C to Party A and/or the Designee(s) in each exercise, and Party C shall transfer the Purchased Assets (as defined below) as requested by Party A to Party A and/or the Designee(s). Party A and/or the Designee(s) shall pay the transfer price to Party C for the Purchased Assets acquired in each exercise.

1.2.4	When Party A exercises the Equity Call Option or the Asset Purchase Option, it shall give a written notice (the “Equity Purchase Notice” or the “Asset Purchase Notice”) to Party B, specifying (a) decision made by Party A or the Designee(s) on exercise of the Equity Call Option/the Asset Purchase Option; (b) the percentage of equity interest proposed to be purchased by Party A or the Designee(s) from Party B (the “Purchased Equity”), or the specific assets proposed to be purchased from Party C (the “Purchased Assets”); and (c) the purchase date/transfer date of the purchased equity or assets. After the receipt of such notice, Party B or Party C shall, pursuant to such notice, promptly transfer the Purchased Equity or the Purchased Assets to Party A and/or the Designee(s) in such way as described in this Contract.

1.3	Transfer Price

1.3.1	With respect to the Equity Call Option hereunder, the transfer price corresponding to the Purchased Equity in each exercise by Party A shall be the lowest price permitted by the laws of the PRC applicable at the time of exercise; with respect to the Asset Purchase Option hereunder, the transfer price corresponding to the Purchased Assets in each exercise by Party A shall be the net book value of the Purchased Assets; if the lowest price permitted by the then applicable laws of the PRC is higher than the net book value of the Purchased Assets, the transfer price shall be the lowest price permitted by the laws of the PRC.

1.3.2	The Parties hereby agree that, after Party A exercises the Equity Call Option and/or the Asset Purchase Option, Party B and/or Party C shall pay all the transfer price collected thereby to Party A or another party designated by it without compensation.

1.4	Transfer of the Purchased Equity/the Purchased Assets

When Party A exercises the Equity Call Option and/or the Asset Purchase Option each time:

1.4.1	Party C shall, and Party B shall cause Party C to, promptly hold a shareholders’ meeting, at which a resolution shall be adopted on the approval of the transfer of the Purchased Equity by Party B, or the transfer of the Purchased Assets by Party C, to Party A and/or the Designee(s);

1.4.2	each Person of Party B shall obtain consent from its respective shareholders’ meeting, board of directors or other internal decision-making bodies having similar functions in connection with its transfer of the Purchased Equity to Party A and/or the Designee(s);

1.4.3	with respect to the transfer of the Purchased Equity to Party A and/or the Designee(s), Party B shall obtain a written statement from the other shareholders of Party C, in which they approve such transfer and waive the right of first refusal; meantime, when Party A exercises the Equity Call Option to purchase equity interest in Party C held by several Persons of Party B, the other Persons of Party B shall issue a written statement, in which they approve such transfer and waive the right of first refusal;

1.4.4	Party B shall enter into an equity transfer contract for each equity transfer with Party A and/or the Designee(s) (as applicable) in accordance with this Contract and the Equity Purchase Notice, in the form and substance satisfactory to Party A; Party C shall enter into an asset transfer contract for each asset transfer with Party A and/or the Designee(s) (as applicable) in accordance with this Contract and the Asset Purchase Notice, in the form and substance satisfactory to Party A;

1.4.5	the relevant Parties shall execute all other necessary contracts, agreements or documents (including, without limitation, amendment to the articles of association), obtain all necessary governmental licenses and permits (including, without limitation, business license) and take all necessary actions to transfer the valid title of the Purchased Equity and/or the Purchased Assets to Party A and/or the Designee(s), free and clear of any Security Interest, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Purchased Equity and/or the Purchased Assets, if applicable. For the purpose of this article and this Contract, “Security Interest” includes security, mortgage, third party rights or interests, any call option, right to acquire, right of first refusal, right of set-off, ownership detainment or other security arrangements, for the sake of clarity, excluding any Security Interest created under this Contract, the Equity Pledge Contract of Party B and the Power of Attorney of Party B. The “Equity Pledge Contract of Party B” referred to in this article and this Contract means the Equity Pledge Contract entered into by Party A, Party B and Party C on the date hereof, as amended, modified or restated; the “Power of Attorney of Party B” referred to in this article and this Contract means the Power of Attorney executed by Party B to authorize Party A on the date hereof, as amended, modified or restated.

2.	Covenants

2.1	Covenants Concerning Party C

Party B (as the shareholders of Party C) and Party C hereby covenant that:

2.1.1	without the prior written consent of Party A, they shall not supplement, modify or amend the articles of association or bylaws of Party C in any form, increase or decrease its registered capital or otherwise change its registered capital structure;

2.1.2	they shall maintain the corporate existence of Party C according to good financial and business standards and practices, conduct its business and transact its affairs prudently and effectively and cause Party C to perform its obligations under the Exclusive Business Cooperation Agreement executed by it on the date hereof;

2.1.3	without the prior written consent of Party A, they shall not sell, transfer, mortgage or otherwise dispose of lawful or beneficial interest in any assets, business or income of Party C or permit the encumbrance thereon of any Security Interest at any time from the date hereof (including without limitation transfer of any of Party C's intellectual properties, or any encumbrance on the ownership or right to use of such assets);

2.1.4	after the statutory liquidation described in Article 3.2.6, Party B will fully pay Party A any remaining residual value collected on the basis of non-bidirectional payment or procure such payment; if such payment is prohibited by the laws of the PRC, Party B will pay such income to Party A or the party designated by Party A to the extent permitted by the laws of the PRC;

2.1.5	without the prior written consent of Party A, they shall not incur, inherit, guarantee or permit the existence of any debts, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to and approved by Party A in writing;

2.1.6	they shall always conduct all the business of Party C in the ordinary course of business to maintain the asset value of Party C and refrain from any act/omission that may affect the operation status and asset value of Party C;

2.1.7	without the prior written consent of Party A, they shall not cause Party C to enter into any material contract, except for the contracts entered into in the ordinary course of business (for the purpose of this paragraph, a contract shall be deemed as a material contract if its value exceeds RMB100,000);

2.1.8	without the prior written consent of Party A, they shall not cause Party C to provide any Person with loan or credit or any form of security;

2.1.9	upon request by Party A, they shall provide Party A with all information regarding the operation and financial status of Party C, including but without limitation, the balance sheet, profit statement and cash flow statement ;

2.1.10	if requested by Party A, they shall procure and maintain insurance on assets and business of Party C, the amounts and types of which shall be consistent with those of the companies operating similar business, with an insurer acceptable to Party A;

2.1.11	without the prior written consent of Party A, they shall not cause or allow Party C to merge or consolidate with any Person or acquire or invest in any Person, or cause or allow Party C to sell its assets with value of more than RMB100,000;

2.1.12	they shall promptly notify Party A of any litigation, arbitration or administrative proceeding initiated or threatened in relation to the assets, business or income of Party C;

2.1.13	to retain Party C’s title to all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or make necessary and appropriate defenses against all claims;

2.1.14	without the prior written consent of Party A, they shall ensure that Party C shall not distribute dividends to its shareholders in any form; provided, however, that Party C shall promptly distribute all distributable profits to its shareholders upon written request by Party A;

2.1.15	upon request by Party A, they shall appoint any Person designated by Party A as the director of Party C and/or remove the incumbent director of Party C; and

2.1.16	without the written consent of Party A, Party C shall not be dissolved or liquidated, unless mandatorily required by the laws of the PRC.

2.2	Acknowledgements and Covenants of Party B

Party B hereby acknowledges that:

2.2.1	to the fullest extent permitted by the laws of the PRC, any equity interest in Party C held by Party B now or hereafter shall not belong to community property of Party B (in the event that Party B is a natural Person) or hereditament and shall not be divided or inherited, nor shall Party B use its equity interest in Party C to assume debt repayment liability or security liability. If, due to any reason, such equity interest is divided, transferred or inherited, successor(s) or transferee(s) shall execute all documents requested by Party A (including, without limitation, this Contract, the Equity Pledge Contract of Party B and the Power of Attorney of Party B).

Party B hereby covenants that:

2.2.2	without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of any lawful or beneficial interest in its equity interest in Party C or permit the encumbrance thereon of any Security Interest, other than the pledge created on such equity interest in accordance with the Equity Pledge Contract of Party B;

2.2.3	it shall not request Party C to distribute dividends or make other forms of profit distribution in connection with its equity interest in Party C, propose a resolution thereon to the shareholders’ meeting or vote in favor of such resolution at the shareholders’ meeting. In any event, if Party B receives any proceeds, profit distribution or dividends from Party C, to the extent permitted by the laws of the PRC, Party B shall promptly pay or transfer such proceeds, profit distribution or dividends to Party A or the party designated by Party A for the benefit of Party C as the service fee payable by Party C to Party A under the Exclusive Business Cooperation Agreement;

2.2.4	it shall cause the shareholders’ meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or other disposal of any lawful or beneficial interest in its equity interest in Party C or permit the encumbrance thereon of any Security Interest without the prior written consent of Party A, other than the pledge created on such equity interest in accordance with the Equity Pledge Contract of Party B;

2.2.5	it shall cause the shareholders’ meeting or the board of directors of Party C not to approve merger or consolidation with any Person or acquisition of or investment in any Person without the prior written consent of Party A;

2.2.6	it shall promptly notify Party A of any litigation, arbitration or administrative proceeding initiated or threatened in relation to its equity interest in Party C;

2.2.7	it shall cause the shareholders’ meeting or the board of directors of Party C to approve the transfer of the Purchased Equity hereunder and take any and all other actions that Party A may request;

2.2.8	to retain its ownership of its equity interest in Party C, it shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or make necessary and appropriate defenses against all claims;

2.2.9	upon request by Party A, it shall appoint any Person designated by Party A as the director of Party C;

2.2.10	upon request by Party A at any time, it shall promptly and unconditionally transfer its equity interest in Party C to the Designee(s) of Party A based on the Equity Call Option hereunder, and Party B hereby waives the right of first refusal, if any, with respect to the equity transfer by another existing shareholder of Party C; and

2.2.11	it shall strictly comply with this Contract and other contracts entered into by Party B, Party C and Party A jointly or severally, perform its obligations hereunder and thereunder and refrain from any act/omission that may affect the validity and enforceability hereof and thereof. If Party B has any remaining rights with respect to the equity interest under this Contract or the Equity Pledge Contract among the Parties hereto or the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights, unless according to the written instructions given by Party A.

2.2.12	it shall make sure its structure and identity, and the structure and identity of any direct and indirect equity holder of Party B, will not cause any adverse effect on Party’s C’s capacity to obtain and maintain any license in connection with Party C’s business. If the structure or identity of Party B or the direct and indirect equity holder of Party B has caused or is expected to cause such aforesaid adverse effect, as required by Party A, Party B shall take all necessary actions at its own cost to eliminate such adverse effect, including but not limited to conducting necessary internal reorganization.

2.3	Covenants of Party C

Party C hereby covenants that:

2.3.1	if the execution and performance of this Contract and the grant of the Equity Call Option or the Asset Purchase Option hereunder require consent, permit, waiver or authorization of any third party or approval, permit or exemption of any governmental authority or completion of registration or filing procedures with any governmental authority (if required in accordance with law), Party C will use its best efforts to assist the satisfaction of such conditions.

2.3.2	without the prior written consent of Party A, Party C will not assist or permit Party B to transfer or otherwise dispose of, or create any Security Interest or other third party rights on, any equity interest in Party C held by Party B.

2.3.3	without the prior written consent of Party A, Party C will not transfer or otherwise dispose of any material assets of Party C, or create any Security Interest or other third party rights on any assets of Party C.

2.3.4	Party C will not do or permit to be done any act or action likely to have adverse effect on the interests of Party A hereunder; and

2.3.5	Party C covenants that upon issuance of the Asset Purchase Notice by Party A for the exercise of the Asset Purchase Option: Party C shall immediately cause Party B to hold a shareholders’ meeting and adopt a resolution of the shareholders’ meeting and take all other necessary actions to approve the transfer by Party C of the Purchased Assets to Party A and/or the Designee(s) at the transfer price set forth herein; it shall immediately execute an asset transfer agreement with Party A and/or the Designee(s) to transfer all the Purchased Assets to Party A and/or the Designee(s) at the transfer price set forth herein, and shall cause all shareholders of Party C to provide necessary supports to Party A in accordance with requirements of Party A, laws and regulations (including provision and execution of all relevant legal documents, completion of all governmental approval and registration formalities and assumption of all relevant obligations), such that Party A and/or the Designee(s) shall obtain the ownership of the Purchased Assets, free and clear of any legal defects and any Security Interest, third party rights or any other restrictions.

3.	Representations and Warranties

3.1	Each Person of Party B hereby severally but not jointly represents and warrants that, as of the date hereof and each transfer date of the Purchased Equity:

3.1.1	with respect to a natural Person, he is a PRC citizen with full capacity to act, has full and independent legal status and capacity to execute, deliver and perform this Contract and may sue or be sued as an independent party. With respect to a Person other than a natural Person, it is a legal entity validly established and lawfully existing under the laws of the PRC, has full and independent legal status and capacity to execute, deliver and perform this Contract and may sue or be sued as an independent party.

3.1.2	he or it has full power and authority to execute, deliver and perform this Contract and all other documents to be executed by him or it in connection with the transactions contemplated hereby, and has full power and authority to consummate the transactions contemplated hereby.

3.1.3	this Contract has been lawfully and duly executed and delivered by him or it. This Contract constitutes his or its legal and binding obligations enforceable against him or it in accordance with the terms hereof.

3.1.4	he or it is the registered shareholder of the Purchased Equity; other than the pledge right created under the Equity Pledge Contract of Party B and the proxy rights created under the Power of Attorney of Party B, the Purchased Equity held by him or it is free and clear of any lien, pledge right, claim right and other Security Interest and third party rights. In accordance with this Contract, Party A and/or the Designee(s) may, upon exercise of option, obtain good title to the Purchased Equity, free and clear of any lien, pledge right, claim right and other Security Interest or third party rights.

3.2	Party C hereby represents and warrants as follows:

3.2.1	It is a limited liability company duly registered and lawfully existing under the laws of the PRC with independent legal person status. It has full and independent legal status and capacity to execute, deliver and perform this Contract and may sue or be sued as an independent party.

3.2.2	It has full internal power and authority to execute, deliver and perform this Contract and all other documents to be executed by it in connection with the transactions contemplated hereby, and has full power and authority to consummate the transactions contemplated hereby.

3.2.3
This Contract has been lawfully and duly executed and delivered by it. This Contract constitutes its legal and binding obligations.

3.2.4	The assets of Party C are free and clear of any lien, mortgage right, claim right and other Security Interest and third party rights. In accordance with this Contract, Party A and/or the Designee(s) may, upon exercise of option, obtain good title to the assets of Party C, free and clear of any lien, mortgage right, claim right and other Security Interest or third party rights.

3.2.5	Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.2.6	If the laws of PRC requires it to be dissolved or liquidated, Party C shall sell all of its assets to the extent permitted by the laws of PRC to Party A or its Designee(s), at the lowest selling price permitted by applicable the laws of PRC. Any obligation for Party A to pay Party C as a result of such transaction shall be forgiven by Party C or any proceeds from such transaction shall be paid to Party A or its Designee(s) in partial satisfaction of the service fees under the Exclusive Business Corporation Agreement, as applicable under then-current the laws of PRC.

4.	Effective Date

4.1	This Contract shall become effective from the date on which it is duly executed by the Parties. This Contract shall be terminated after all assets of Party C and all equity interest in Party C held by Party B have been lawfully transferred to Party A and/or another Person designated by it in accordance with the provisions hereof.

4.2	Notwithstanding the foregoing, Party A shall have the right to terminate this Agreement by giving written notice to Party B at any time 30 days in advance and Party A shall not be liable for any breach of contract in respect of its unilateral termination of this Agreement.

5.	Governing Law and Resolution of Disputes

5.1	Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2	Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.	Taxes and Expenses

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	Notices

7.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Weidai Co., Ltd.
Address:	50/F, Fortune Financial Center, No. 37 Jiefang East Rd., Jiangan District, Hangzhou City, Zhejiang Province.
Attn:	Li Jinxiang
Phone:	***

Party B:	Yao Hong
Address:	50/F, Fortune Financial Center, No. 37 Jiefang East Rd., Jiangan District, Hangzhou City, Zhejiang Province.
Attn:	Li Jinxiang
Phone:	***

Party B:	Suzhou Weixin Zhonghua Venture Investment Partnership (Limited Partnership)
Address:	Room 3301, Kerry Center, No.1155 of Fangdian Road, Pudong New Area, Shanghai
Attn:	Wenjun Fang
Phone:	***

Party B:	Deqing Jinxiu Management Consulting Partnership (Limited Partnership)
Address:	50F, FFC, No.37 of Jiefangdong Road, Jianggan District, Hangzhou, Zhejiang Province
Attn:	Yao Hong
Phone:	***

Party B:	Hangzhou Lihai Internet Venture Investment Partnership (Limited Partnership)
Address:	9F, Building B, Qiangjiang Zheshang VC Center, No.527 of Xixi Road, West lake District, Hangzhou
Attn:	Li Meng
Phone:	***

Party B:	Zhejiang Hakim Unique Finance Service Co., Ltd.
Address:	Handing International Building, No.5 Yongfuqiao Road, Xiacheng District, Hangzhou City, Zhejiang province.
Attn:	Wang Yan
Phone:	***

Party B:	Zhejiang Zheshang Lihai Venture Investment Partnership (Limited Partnership)
Address:	9F, Building B, Qiangjiang Zheshang VC Center, No.527 of Xixi Road, West lake District, Hangzhou
Attn:	Li Meng
Phone:	***

Party B:	Shenzhen Guosheng Qianhai Investment Co., Ltd.
Address:	201, Building 202, Jinzhong Industrial Zone, No. 2, North Jinxiu Street, Huaqiao City, Shenzhen.
Attn:	Li Yingming
Phone:	***

Party B:	Qingdao Oriental Capital Investment Co., Ltd.
Address:	Room 509, Building D, No.122 of Nanjing Road, Shinan District, Qingdao, Shandong Province
Attn:	Lianqi Shan
Phone:	***

Party B:	Beijing Dongyitianzheng Investment Co., Ltd.
Address:	Floor A20, Shangdu International Center, No.8 of Dongdaqiao Road, Chaoyang District, Beijing
Attn:	Yang Sun
Phone:	***

Party B:	Hangzhou Shanan Investment Partnership (Limited Partnership)
Address:	2/F, building G,11 Financial Street, Xicheng, Beijing
Attn:	Yang Haoxiang
Phone:	***

Party C:	Weidai (Hangzhou) Financial Information Service Ltd.
Address:	50/F, West Building, Fortune Finance Center, No. 37 Jiefang East Road, Jianggan District, Hangzhou, Zhejiang Province
Attn:	Li Jinxiang
Phone:	***

7.3	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.	Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving Party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this Section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.	Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	Liabilities for Breach of Contract

10.1	If Party B or Party C materially violates any provision of this Contract, Party A shall have the right to terminate this Contract and/or claim damages against Party B or Party C; this Article 10 shall not prejudice any other rights of Party A hereunder.

10.2	Unless otherwise provided by laws, in no event shall Party B or Party C have the right to terminate or rescind this Contract.

11.	Miscellaneous

11.1	Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.2	Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	Language

This Agreement is written in both Chinese and English language in five (5) copies, Party A, Party B and Party C having one (1) copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

11.5	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6	Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

11.7	Survival

11.7.1	Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.2	The provisions of Sections 5, 7, 8 and this Section 11.8 shall survive the termination of this Agreement.

11.8	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.9	Spousal Consent

With the execution of this Agreement on the date hereof, each of Party B shall cause his/her spouse to execute and deliver to Party A a spousal consent letter (if applicable).

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party A: Weidai Co., Ltd.

(Seal of Weidai Co., Ltd.)

By:	/s/ Yao Hong
Name: Yao Hong

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Yao Hong

By:	/s/ Yao Hong

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Suzhou Weixin Zhonghua Venture Investment Partnership (Limited Partnership) (Company Seal)

(Seal of Suzhou Weixin Zhonghua Venture Investment Partnership (Limited Partnership))

By:	/s/ Wei Zhe
Name: Wei Zhe

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Deqing Jinxiu Management Consulting Partnership (Limited Partnership) (Company Seal)

(Seal of : Deqing Jinxiu Management Consulting Partnership (Limited Partnership))

By:	/s/ He Qinqin
Name: He Qinqin

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Hangzhou Lihai Internet Venture Investment Partnership (Limited Partnership) (Company Seal)

(Seal of Hangzhou Lihai Internet Venture Investment Partnership (Limited Partnership))

By:	/s/ Chen Yuemeng
Name: Chen Yuemeng

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Zhejiang Hakim Unique Finance Service Co., Ltd. (Company Seal)

(Seal of Zhejiang Hakim Unique Finance Service Co., Ltd.)

By:	/s/ Zhu Chun
Name: Zhu Chun

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Zhejiang Zheshang Lihai Venture Investment Partnership (Limited Partnership) (Company Seal)

(Seal of Zhejiang Zheshang Lihai Venture Investment Partnership (Limited Partnership))

By:	/s/ Xu Yabo
Name: Xu Yabo

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Shenzhen Guosheng Qianhai Investment Co., Ltd. (Company Seal)

(Seal of Shenzhen Guosheng Qianhai Investment Co., Ltd.)

By:	/s/ Li Yingming
Name: Li Yingming

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Qingdao Oriental Capital Investment Co., Ltd. (Company Seal)

(Seal of Qingdao Oriental Capital Investment Co., Ltd.)

By:	/s/ Cai Dongbing
Name: Cai Dongbing

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Beijing Dongyitianzheng Investment Co., Ltd. (Company Seal)

(Seal of Beijing Dongyitianzheng Investment Co., Ltd.)

By:	/s/ Chen Hui
Name: Chen Hui

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party B: Hangzhou Shanan Investment Partnership (Limited Partnership) (Company Seal)

(Seal of Hangzhou Shanan Investment Partnership (Limited Partnership))

By:	/s/ Yang Haoxiang
Name: Yang Haoxiang

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Contract as of the date first written above.

Party C: Weidai (Hangzhou) Financial Information Service Ltd. (Company Seal)

(Seal of Weidai (Hangzhou) Financial Information Service Ltd.)

By:	/s/ Yao Hong
Name: Yao Hong